                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: August 24, 1999
                       (Date of Earliest Event Reported)

                       MACE SECURITY INTERNATIONAL, INC.
            (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                    0-22810
                           (Commission File Number)

                                  03-0311630
                       (IRS Employer Identification No.)

        1000 Crawford Place, Suite 400, Mount Laurel, New Jersey 08054
                   (Address of Principal Executive Offices)

                                (856) 778-2300
                        (Registrant's Telephone Number)

Item 1. Not Applicable.

Item 2. Acquisition of Shammy Man Car Wash
                       -------------------

     On August 24, 1999, Mace Security International, Inc., a Delaware corporation (the "Company" or "Registrant"), through a wholly owned subsidiary, acquired all of the car wash related assets of Shammy Man Car Wash (Shammy Man) pursuant to the terms of a Car Wash Asset Purchase/Sale Agreement dated May 11, 1999 (collectively the "Agreement"), by and between the Registrant, and The Manus Group, Inc. (the "Sellers"). Pursuant to the terms and conditions of the Agreement, the Registrant purchased all of the assets of the Sellers used in the business of operating one full service car wash in Arizona. Sellers are not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement which is filed herewith as Exhibit 2.1.

     Pursuant to the Asset Purchase/Sale Agreement, Registrant purchased the assets for a total consideration of $1,400,000 plus approximately $15,000 cash for inventory and $6,000 cash reimbursement for landlord deposits. The consideration included 62,649 unregistered shares of the Company's common stock at a strike price of $8.38 per share, the assumption of approximately $400,000 of debt, and payment of cash of approximately $475,000 from working capital. The acquisition is to be accounted for using the "purchase" method of accounting.

Items 3-6      Not Applicable.

Item 7         Financial Statements and Exhibits.

               (a)  Financial Statements of Business Acquired.

               It is impracticable to provide the required financial statements of Shammy Man at the time of the filing of this report. The required financial statements of Shammy Man will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

               (b)  Pro Forma Financial Information.

               It is impracticable to provide the required pro forma financial information of Mace Security International, Inc. at the time of the filing of this report. The required pro forma financial information of Mace Security International, Inc. will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

               (c) The following Exhibits are hereby filed as part of this Current Report on Form 8-K.

               2.1 Car Wash Asset Purchase/Sale Agreement dated as of May 11, 1999, between The Manus Group, Inc. and Mace Car Wash, Inc.

               99   Press Release dated August 31, 1999.

Items 8-9.     Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 7, 1999      MACE SECURITY INTERNATIONAL, INC.


                                         By:/s/ Gregory M. Krzemien
                                            -----------------------
                                         Gregory M. Krzemien
                                         Chief Financial Officer and Treasurer

                                 EXHIBIT INDEX


Exhibit
No.            Description
--             -----------

2.1 Car Wash Asset Purchase/Sale Agreement dated as of May 11, 1999, between The Manus Group, Inc. and Mace Car Wash, Inc.

99             Press Release dated August 31, 1999.